Creating a sustainable future together

June 2022



Important Information

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient's expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "forecast," "project," "plan" or "commit" or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient's control, that could cause Adient's actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Ukraine conflict and widespread COVID lockdowns in China and their impact on regional, global economies and additional pressure on supply chains and vehicle production, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, work stoppages, including due to supply chain disruptions and similar events, energy and commodity (particularly steel) prices, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles (i.e., semiconductors)), whether deleveraging activities may yield additional value for shareholders at all or on the same or different terms as those described herein, the ability of Adient to execute its turnaround plan, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of future financing, the impact of tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, general economic and business conditions, the strength of the U.S. or other economies, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit, and retain key leadership. A detailed discussion of risks related to Adient's business is included in the section entitled "Risk Factors" in Adient's Annual Report on Form 10-K for the fiscal year ended September 30, 2021 filed with the U.S. Securities and Exchange Commission (the "SEC") on November 23, 2021, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2021, filed with the SEC on February 4, 2022, Quarterly Report on Form 10-Q for the Quarterly Period ended March 31, 2022, filed with the SEC on May 5, 2022, and in subsequent reports filed with or furnished to the SEC, available at www.sec. gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient's businesses. Such projections reflect various assumptions of Adient's management concerning the future performance of Adient's businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon.

This document also contains non-GAAP financial information because Adient's management believes it may assist investors in evaluating Adient's on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2022 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations.

Our commitment to sustainability



Adient is committed to a long-term sustainable transformation that not only limits the impact our business has on the planet, but also focuses on social and economic change to create a better environment for all.

Earlier this year, Adient released its 2021 Sustainability Report. As a company, we’re particularly focused on:

> Climate Action
> Sustainable Materials and Circular Economy
> Human Rights
> Health and Safety at Work
> Diversity and Inclusion
> Corporate Governance

www.adient.com/about-us/sustainability

Adient's environmental sustainability targets and strategies



We are committed to the international **Science Based Targets initiative (SBTi)** to limit global warming to 1.5 degrees Celsius and have presented our roadmap to SBTi:

> **75%** emissions reduction at our manufacturing plants by 2030 (Scope 1 and 2*)

> **35%** emissions reduction in Adient's supply chain by 2030 (Scope 3**)



We've set a goal to be **100% reliant on renewable electricity** at all Adient locations in the future.

We are also developing strategies related to water conservation, waste reduction and deforestation.



We are focused on integrating sustainability into our seating products through our **ES³ (Evolution of Seating Systems Sustainability)** approach to product design.

***Scope 1:** Direct greenhouse gas (GHG) emissions from sources owned or controlled by Adient. **Scope 2:** Indirect GHG emissions from the generation of the electricity Adient purchases and consumes in its operations.
****Scope 3:** Indirect emissions from the activity of other companies in the supply chain.

Sustainable Product Design

Examples of Adient's Sustainable Product Design Approaches / Workstreams

1 Carbon Footprint Tool	This tool shows a proprietary link between product engineering, manufacturing footprint and CO2 intensity that enables granular transparency of CO2 improvement potential
2 Foam	Shell foam and working with supply base to industrialize polyols with recycled CO_2 content
3 Trim	Industrywide trend to replace leather with sustainable alternatives. Working with various suppliers to support industrialization
4 Plastics	Various innovation projects (e.g., Soft Side Valence, Soft Back Panel) in addition to increased recycling
5 Metal structures	Lightweighting, replacement of steel with innovative materials, establishing partnership with supplier of green steel

Product Carbon Footprint Tool
Overview

The Adient Product Carbon Footprint Tool:

> helps us make the **right decisions** to reduce the carbon footprint of our product portfolio

> identifies **CO_2 drivers** for each stage of the product's life cycle

> shows potential carbon-reduction actions within a product's life cycle

> delivers **specific results by commodity** (Seat Structure, Foam, Trim, Plastics, etc.)

> conforms with **ISO 14040/14044** industry norms

Raw Materials
- Reduction in material weight
- Change from one material to another (virgin/recycled)
- Degree (%) of recycled material
- Degree (%) of sustainable material

Manufacturing/ Assembly
- Change manufacturing/ assembly method
- Change grid mix by region
- Use renewable energy for manufacturing

Component Re-use
- Exchange new component for existing component (post-consumer use)

Transport
- Supplier localization (reduce shipping range)
- Change transport mode (i.e., electric vehicles)
- Increase packing density

Packaging
- Reduction in material weight
- Change packaging material
- Returnable/reusable shipping containers/racks/units

Waste
- Reduce scrap waste percentage
- Change waste treatment method

Product Carbon Footprint Tool
Example carbon footprint of a typical seat product

We piloted the tool to establish the CO_2 footprint baseline (kg impact over life cycle) of a typical Complete Seat product. Key CO_2 emission drivers are steel, plastics and foam components/materials.

Vehicle seat breakdown — 1st and 2nd row


Customer Transport 0.40%
Packaging 0.20%
Waste 0.04%
Supplier Transport 3.92%
Manufacturing & Assembly 4.02%
214 kg CO_2e based on 70.5 kg total car seat weight
Raw Mineral Extraction & Processing 91.42%

Top materials driving vehicle seat emissions


ABS 1
Polyamide/Nylon plastic 4
Carbon steel 5
Glass-reinforced polypropylene 9
Steel 9
Cold rolled steel 13
Polypropylene 16
Polyurethane foam 24
High-strength steel 25
0
5
10
15
20
25
30

Total kg CO_2e contributed by the material*

**Figures are NOT carbon intensities, but rather absolute emissions contributed by the top materials.*

Co-development project with OEM: Green concept car

Co-development with OEM

- > Concept car
- > C-segment hatchback
- > CO_2 consumption reduction by 70% cradle to grave
- > 2 rows of seating
- > Professional use, daily and vacation (long-range 600+ km highway)
- > Adapted to Zero-Emission zones
- > 1 car set for driving test and exhibition

CO2 reduction combined with Adient content increase



Seat set today
187 kg CO_2e
Structure
59
Plastics
12
Foam
14
Trim
27
AR, HR
2
Safety & comfort
7
Total w' current features
67
Vent
2
Massage
2
RS heat
2
RS armrest
4
Sound-in-Seat parts
7
Sound-in-Seat benefit
27
Joint achievement
56 kg CO_2e
Target
90

- Structure: Green steel, lightweight, manual track, steel replacement
- Plastics: Recycling, soft side valence, lightweight, controls in dashboard
- Foam: Shell foam, lower density, polyols with recycled CO_2
- Trim: Textile from natural fibres
- AR, HR: Reduced rod thickness, lightweight
- Safety & comfort: Slim side airbag, green steel

Sound in Seat



Shell foam



Soft back panel / side valence



Steel replacement



ARPRO 70g/l
PP-GF30

Deforestation commitment

ADIENT

- Adient recently completed a risk assessment with respect to our impact on deforestation
  - We are developing a deforestation policy to align with the immediate actions we can take and to set the tone for future improvements in our supply chain. This includes complete supply chain mapping, with a focus on both leather and timber-based packaging, further enabling our capabilities to make improvements
- We are engaged with Global Canopy, an NGO working with all levels of forest commodities supply chains to learn and collaborate with other NGO's and stakeholders and to partner with them to develop meaningful deforestation reduction targets
- Virtually all OEMs are working to reduce or eliminate leather content to improve sustainability, increase quality and reduce cost
- We are working with customers on leather alternatives, including plant-based and recycled alternatives, and assessing their sustainability impact, trimming characteristics, cost and fit with customer requirements.

Although seating surface materials (such as leather) is directed by our customers, Adient is committed to providing sustainable seat solutions demonstrating our commitment to deforestation

ELeather LEATHER-EVOLVED



- Composite from **recycled leather** fibers
- Currently conducting pilot project for seat covers

DESERTTEX®



- Fibers from **Cactus leaves**
- In production in fashion and furniture
- Cooperation with non-disclosed OEM

PIÑATEX



- Fibers from **pineapple leaves**
- In production in fashion

MIRUM™



- Composite from **natural fibers** (e.g., coconut)
- In production in fashion

AppleSkin™



- Material is **~20%-30% apple** from fruit juice industry waste
- Receiving positive preliminary feedback from customers

Adient’s FY21 accomplishments



- Established a **holistic initiative to address the sustainability challenge**
- Completed 728 continuous-improvement projects that: generated **electrical** savings of nearly **30,000 MWh** and prevented roughly **5,300 tons of CO_2e** from entering the atmosphere
- Partnered with OEM customers to showcase Adient’s sustainability initiatives to their teams
- **Launched several CO_2 product improvements, e.g., on foam and plastics**
- Showed that reducing **CO_2 in automotive seating can increase the value of Adient’s offerings to our customers**

Creating
a sustainable future
together

Adient is off to a solid start in its ESG journey
We look forward to creating a sustainable future together

APPENDIX

ES³ — Evolution of Seating Systems Sustainability leverages available knowledge and addresses key trends to create value for our customers

ADIENT

Key trends

- Power train electrification
- Integrated appearance and comfort
- Sustainability
- Cost & complexity reduction
- Shared mobility
- Integration
- Shorter cycle times
- Autonomous driving
- Safety



Consumer & Customer
SUSTAINABILITY
Product
EXPERTISE
Commercial
NEEDS
Consumer Research
Human Factors
Safety
Craftsmanship
Market Research
Stimulation
Trends
Feasibility
Operations
Quality
Warranty
Benchmarking
Technology
VAVE
Phase 1
EPD
EVOLUTION
ES3
SEATING • SYSTEMS • SUSTAINABILITY

Available knowledge

- Quality Surveys
- Market Research
- VAVE Workshops
- Innovation Portfolio
- Warranty Analysis
- Benchmarking
- Safety & Insurance Ratings

Customer R&D Collaboration
Joint Development with customer on target vehicles

Phase 0-1 (RFI/RFQ)
Collaborate with OEM on content & sourcing decisions with market knowledge

Phase 2-3
VAVE Workshop at Development Start to improve profitability

Post Job 1
Drive continuous improvement (VA)

Sustainable manufacturing spotlight: Adient Kenitra

When Adient Kenitra outgrew the rented space it shared with another automotive supplier, we began making plans for a new and much more sustainable facility for the cut-and-sew plant.


ADIENT
KENITRA




ADIENT

Adient opened the new plant in Kenitra, Morocco, on Jan. 3.

During design and construction, we placed special emphasis on **sustainability**.

Inside the building, Adient:

> Installed passive solar solutions
> Installed laminated glass in windows
> Installed LED lights with motion sensors and timers
> Implemented a building energy management system

Outside the building, Adient:

> Planted desert vegetation to minimize irrigation water consumption
> Used building graywater in irrigation
> Installed mineral wool sandwich panels for exterior walls and roof

Adient's Sustainability Organization

ESG STEERING COMMITTEE

VP Global Sustainability

- **Social** (CHRO, Regional EVPs, Regional HR & HS&E leads)
  - Americas DE&I Council
  - EMEA DE&I Council
  - APAC DE&I Council
- **Environmental** (Director of Sustainability, Sustainability Managers)
  - Sustainable Manufacturing
  - Sustainable Product Design
  - Sustainable Supply Chain
  - Employee Engagement